Exhibit 32.1

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of DJO Finance LLC (the “Company”) on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on March 28, 2008 (the “Report”), I, Leslie H. Cross, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2008

/s/ Leslie H. Cross
Leslie H. Cross
Chief Executive Officer and Director